UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

Virtual Radiologic Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33815	27-0074530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Suite 200, Minnetonka, Minnesota, 55343
(Address of principal executive offices, Zip Code)

(952) 392-1100
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2009, Virtual Radiologic Corporation (the "Company") issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number             Description
99.1                     Press Release dated January 26, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2009	Virtual Radiologic Corporation
	By:	/s/ LEONARD C. PURKIS Leonard C. Purkis Chief Financial Officer

Exhibit Index
99.1	Press release dated January 26, 2009